Q4 2024 Earnings Supplement March 2025 Exhibit 99.2

Disclaimer Repay Holdings Corporation (“REPAY” or the “Company”) is required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”) Such filings, which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. On July 11, 2019, Thunder Bridge Acquisition Ltd. (“Thunder Bridge”) and Hawk Parent Holdings LLC (“Hawk Parent”) completed their previously announced business combination under which Thunder Bridge acquired Hawk Parent, upon which Thunder Bridge changed its name to Repay Holdings Corporation. Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and REPAY’s business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control. In addition to factors previously disclosed in REPAY’s reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2024, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: risks or uncertainties relating to the outcome or timing of REPAY’s strategic review process, exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including bank failures or other adverse events affecting financial institutions, inflationary pressures, general economic slowdown or recession; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Presentation. Forecasts and estimates regarding our industry and end markets are based on sources REPAY believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Non-GAAP Financial Measures This Presentation includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash and/or non-recurring charges, such as loss on business disposition, loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs and other non-recurring charges. Adjusted EBITDA margin is a non-GAAP financial measure that represents Adjusted EBITDA divided by GAAP revenue. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash and/or non-recurring charges, such as loss on business disposition, loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, restructuring and strategic initiative costs and other non-recurring charges, non-cash interest expense, net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although management excludes amortization from acquisition-related intangibles from REPAY’s non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Each of “organic revenue growth,” and “organic gross profit (GP) growth” is a non-GAAP financial measure that represents the percentage change in the applicable metric for a fiscal period over the comparable prior fiscal period, exclusive of any incremental amount attributable to acquisitions or divestitures made in the comparable prior fiscal period or any subsequent fiscal period through the applicable current fiscal period. Any financial measure (whether GAAP or non-GAAP) that is modified by “excl. political media” is a non-GAAP financial measure that measures a defined growth rate exclusive of the estimated contribution from political media clients in the prior corresponding period. Free Cash Flow is a non-GAAP financial measure that represents net cash flow provided by operating activities less total capital expenditures. Free Cash Flow Conversion represents Free Cash Flow divided by Adjusted EBITDA. REPAY believes that each of the non-GAAP financial measures referenced in this paragraph provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled with the same or similar description, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider each of the non-GAAP financial measures referenced in this paragraph alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP.

1 Financial Update

We closed out the year with another quarter of profitable growth, with a focus on accelerated FCF conversion in 2024 We will continue to take advantage of the many secular trends towards frictionless digital payments that have been, and will continue to be, a tailwind driving our business

FY 2024 Financial Highlights REVENUE $313.0MM +6% y/y growth GROSS PROFIT FREE CASH FLOW(2) REPAY’s Unique Model Translates Into a Highly Attractive Financial Profile $241.4MM +6% y/y growth ADJUSTED EBITDA(1) $140.8MM +11% y/y growth $105.2MM 75% FCF Conversion(2) Adjusted EBITDA is a non-GAAP financial measures. See slide 1 under “Non-GAAP Financial Measures” and slide 21 for reconciliation. Free Cash Flow and Free Cash Flow conversion are non-GAAP financial measures. See slide 1 under “Non-GAAP Financial Measures” and slide 23 for reconciliation. Free Cash Flow conversion represents Free Cash Flow / Adjusted EBITDA

Financial Update – Q4 2024 ($MM) Revenue Gross Profit Adjusted EBITDA (2) Gross profit margin represents gross profit / revenue Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See slide 1 under “Non-GAAP Financial Measures” and slide 21 for reconciliation. Adjusted EBITDA margin represents adjusted EBITDA / revenue Free Cash Flow and Free Cash Flow conversion are non-GAAP financial measures. See slide 1 under “Non-GAAP Financial Measures” and slide 23 for reconciliation. Free Cash Flow conversion represents Free Cash Flow / Adjusted EBITDA 77% 76% % Margin (1) 44% 47% % Margin (2) 2% y/y growth 3% y/y growth 9% y/y growth Free Cash Flow (3) 65% 64% FCF conversion (3) 8% y/y growth

Strong Profitability and Accelerating FCF Conversion Q4 2024 FY 2024 Adjusted EBITDA y/y growth (1) 9% 11% Capital expenditures y/y growth (2) (17%) (12%) Free Cash Flow y/y growth (3) 8% 99% Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA growth represents percentage change in this non-GAAP financial measure for a fiscal period over the comparable prior fiscal period, with no other adjustments. See slide 1 under “Non-GAAP Financial Measures” and slide 21 for reconciliation Capital expenditures represents total capital expenditures. See slide 23 for financial disclosure Free Cash Flow and Free Cash Flow Conversion are non-GAAP financial measures. Free Cash Flow growth represents percentage change in this non-GAAP financial measure for a fiscal period over the comparable prior fiscal period, with no other adjustments. See slide 1 under “Non-GAAP Financial Measures” and slide 23 for reconciliations. Free Cash Flow Conversion represents Free Cash Flow / Adjusted EBITDA Free Cash Flow Conversion (3) FY 2024 Free Cash Flow benefited from ~$25 million favorable timing related to net working capital ~$20 million benefit during Q3 2024 ~$5 million benefit during Q4 2024 ~$20 million is expected to reverse during Q1 2025

Consumer Payments Results – FY 2024 ($MM) Key Business Highlights Resilent trends across auto loans, personal loans, credit unions, and mortgage servicing, while seeing pockets of consumer softness Winning large enterprise clients who are adopting more payment channels and modalities Continued strong adoption of non-card volume-based products Executing on integration refreshes to further penetrate software partnerships, which leads to confidence in our sales pipeline GP margins benefited from processing costs optimization and strategic initiatives Growth impact from client losses was ~5% in Q4 and ~2% for FY 2024 Gross Profit Margin 78% 79% 2% y/y growth 3% y/y growth

Strong sales pipeline within healthcare, property management, and municipality verticals via direct sales and new / refreshed integrations Benefiting from strong political media contributions Increased our AP Supplier Network to 360,000+ suppliers GP margins benefited from political media contributions, processing costs optimization, and automation initiatives Growth partially offset by: Client loss impact of ~17% in Q4 and ~3% for FY 2024 TotalPay volume migration of ~6% in Q4 and ~2% for FY 2024 Business Payments Results – FY 2024 ($MM) Key Business Highlights Gross Profit Margin 73% 74% 39% y/y growth 40% y/y growth

Balance Sheet Flexibility and Net Leverage Total liquidity represents cash balance plus the undrawn revolver facility as of 12/31/2023 and 12/31/2024 Management estimated total liquidity for 2025E expected to be in excess of near-term debt maturity Adjusted EBITDA is a non-GAAP financial measure. See slide 1 under “Non-GAAP Financial Measures.” LTM Adjusted EBITDA represents the sum of the Adjusted EBITDA for the four most recent fiscal quarters. See slide 10 for such amounts and additional reconciliation information contained in footnote 2 of Slide 10 Liquidity & Near-Term Debt Maturity Focused on Maintaining Significant Liquidity Business focused on high cash flow conversion and further improvements Continued investments in organic growth Preserve liquidity and profitability through: Hiring focused on revenue generating / supporting roles Limited discretionary expenses Negotiations with vendors Accelerated FCF conversion On-going cash generation & continued improvements in FCF conversion (1) (In $ millions) (2) Net Leverage as of December 31, 2024 Total Debt $508 MM Cash Balance $190 MM Net Debt $318 MM LTM Adjusted EBITDA (3) $141 MM Net Leverage 2.3x Committed to Prudently Managing Leverage Total Outstanding Debt comprised of: $220 million 2026 Convertible Notes with 0% coupon Newly issued $288 million 2029 Convertible Notes with 2.875% coupon $250 million revolver facility provides flexibility for debt maturities and further acquisitions (upsized on July 10, 2024) Secured net leverage covenant is max of 2.5x (definitionally excludes convertible notes balance) (1)

History of Sustained Growth Across All Key Metrics… Gross Profit (1) Revenue (1) Free Cash Flow (2) Adjusted EBITDA(2) (In $ Millions) (In $ Millions) (In $ Millions) (In $ Millions) 14% CAGR 44% CAGR (3) Consumer Payments Business Payments Consolidated Consolidated totals include the elimination of intersegment revenues Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See slide 1 under “Non-GAAP Financial Measures” and slides 21 & 23 for reconciliations. For historical periods shown with respect to Adjusted EBITDA, see the reconciliations provided in the Company’s previous reported earnings releases and filings on Form 10-K or Form 10-Q with respect to such period ended. CAGR is from Q2 2021 to Q4 2024 15% CAGR 17% CAGR

…With Expanding Gross Profit Margins and Accelerating FCF Conversion FCF Conversion (1) Gross Profit Margin Free Cash Flow Conversion represents Free Cash Flow / Adjusted EBITDA. Free Cash Flow Conversion is non-GAAP financial measure. See slide 1 under “Non-GAAP Financial Measures” and slide 23 for reconciliation

2 Strategy & Business Updates

Acquire New Clients in Existing Verticals With Our 2024 Performance We See Multiple Levers to Continue to Drive Growth FY 2024 GP Growth 6% EXECUTE ON EXISTING BUSINESS BROADENING ADDRESSABLE MARKET AND SOLUTIONS REPAY’s leading platform & attractive market opportunity position it to build on its record of robust growth & profitability Expand New and Existing Software Partnerships Expand Usage and Increase Adoption Strategic M&A Additional Value-Added Service Opportunities Majority of Consumer Payments growth from further penetration of existing client base Majority of Business Payments growth from acquiring new clients Operational Efficiencies New Vertical Expansion

ADDED NEW CLIENTS VIA DIRECT SALESFORCE ACROSS ALL VERTICALS 280 SOFTWARE PARTNER RELATIONSHIPS(1), INCLUDING: As of 12/31/2024 Third-party research and management estimates as of 12/31/2024 Total liquidity represents cash balance as of 12/31/2024 plus undrawn $250 million revolver facility. See slide 9 for further information Executing on Growth Plan BROADEN ADDRESSABLE MARKET AND SOLUTIONS ERP & accounting software integrations provide vertical agnostic opportunities Expanded TAM to ~$5.6 trillion(2) through strategic M&A Continuing to grow existing relationships and add new opportunities within existing verticals & ISVs Cash on balance sheet and revolving credit facility gives the Company ample liquidity of $440 million(3) to pursue our capital allocation initiatives such as investing in organic growth, balancing reduction of net leverage, while managing our convertible debt liability, and potentially pursuing M&A Continuing to thoughtfully invest in new product and research & development capabilities EXPANDING EXISTING BUSINESS CONSUMER PAYMENTS BUSINESS PAYMENTS Ended Q4 2024 with 329 credit union clients VISA ACCEPTANCE FASTRACK PROGRAM

Ample Runway in Consumer Payments Third-party research and management estimates as of 12/31/2024 Evolving consumer preferences and technology are requiring clients to embrace payment digitization TOTAL ADDRESSABLE MARKET(1) $2.4Tn VERTICAL END MARKETS 6 ISV INTEGRATION PARTNERS 180 REPAY’s integrated payment processing platform automates and modernizes our clients' operations, resulting in increased cash flow, lower costs, and improved customer experience Loan repayments expertise is core to our efficiency: from tokenization to our clearing & settlement engine Instant Funding accelerates the time at which borrowers receive loans while increasing digital repayments Multipronged go-to-market approach leverages both direct and indirect sales Continuing to invest into deeper ISV integrations, product innovation, and vertical specific technologies

Consumer Payments Offering Omnichannel Capabilities across Modalities Clients in REPAY’s verticals look to partner with innovative vendors that can provide evolving payment functionality and acceptance solutions Credit and Debit Card Processing ACH Processing Instant Funding eCash New & Emerging Payments Virtual Terminal IVR / Phone Pay Mobile Application Web Portal / Online Bill Pay Hosted Payment Page POS Equipment Text Pay PAYMENT MODALITIES PAYMENT CHANNELS REPRESENTATIVE CLIENTS

REPAY’s Growing Business Payments Segment Third-party research and management estimates as of 12/31/2024 $1.5Tn total addressable market Integrations with leading ERP platforms, serving a highly diversified client base across a wide range of industry verticals Expanded into B2B vertical via APS acquisition Cross sell initiative happening within Sage and Acumatica ERPs to add AP solutions TOTAL ADDRESSABLE MARKET(1) $3.2Tn VERTICAL END MARKETS 15+ SUPPLIER NETWORK 360,000+ B2B INTEGRATED SOFTWARE PARTNERS 100 Combined AR and AP automation solution provides a compelling value proposition to clients $1.7Tn total addressable market Fully integrated AP automation platform with electronic payment capabilities including virtual cards and ACH Expanded into AP automation vertical via cPayPlus, CPS, and Kontrol acquisitions Entered the B2B healthcare space through Ventanex acquisition B2B Merchant Acquiring B2B AP Automation

Powerful Business Payments Offering One-stop-shop B2B payments solutions provider REPRESENTATIVE CLIENTS Automated Reporting and Reconciliation Multiple Payment Options Including Virtual Card and Cross Border Vendor Management Client Rebates Deep ERP Integrations Multiple Payment Methods Tracking and Reconciliation Highly Secure ACCOUNTS RECEIVABLE AUTOMATION ACCOUNTS PAYABLE AUTOMATION TotalPay Solution Cash Inflow Cash Outflow Buyers Suppliers

3 Appendix

Q4 2024 Financial Update Note: Not meaningful (NM) for comparison Operating expenses includes SG&A and expenses associated with non-cash impairment loss, the change in fair value of tax receivable liability, change in fair value of contingent consideration, loss on extinguishment of debt, and other income / expenses See “Adjusted EBITDA Reconciliation” on slide 21 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure See “Adjusted Net Income Reconciliation” on slide 22 for reconciliation of Adjusted Net Income to its most comparable GAAP measure See “Free Cash Flow Reconciliation” on slide 23 for reconciliation of Free Cash Flow to its most comparable GAAP measure THREE MONTHS ENDED DECEMBER 31 CHANGE $MM 2024 2023 AMOUNT %           Revenue $79.1 $74.3 $4.8 6% Costs of Services 17.6 17.6 (0.1) (0%) Gross Profit $61.6 $56.7 $4.9 9% Operating Expenses(1) 40.1 113.4 (73.4) (65%) EBITDA $21.5 ($56.8) $78.3 138% Depreciation and Amortization 24.4 24.7 (0.3) (1%) Interest (Income) (1.6) (1.3) (0.4) 29% Interest Expense 3.1 0.9 2.2 250% Income Tax Expense (Benefit) (0.4) (3.4) 3.0 NM Net Income (Loss) ($4.0) ($77.7) $73.7 95% Adjusted EBITDA(2) $36.5 $33.5 $3.0 9% Adjusted Net Income(3) $22.4 $26.3 ($3.9) (15%) Free Cash Flow(4) $23.5 $21.8 $1.7 8%

Q4 & FY Adjusted EBITDA Reconciliation Reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. Reflects the loss recognized related to the disposition of Blue Cow. For the three months ended December 31, 2023, reflects non-cash goodwill impairment loss related to the Business Payments segment. In addition, for the year ended December 31, 2023, reflects non-cash impairment loss related to a trade name write-off of Media Payments. Reflects a gain on the repurchase of 2026 Notes principal, net of a write-off of debt issuance costs relating to the repurchased principal. For the three months and year ended December 31, 2024, reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement. For the three months and year ended December 31, 2023, reflects the changes in management’s estimates of (i) the fair value of the liability relating to the Tax Receivable Agreement, and (ii) non-cash insurance reserve. Represents compensation expense associated with equity compensation plans. Primarily consists of (i) during the three months and year ended December 31, 2024, professional service fees incurred in connection with prior transactions, and (ii) during the three months and year ended December 31, 2023, professional service fees and other costs incurred in connection with the disposition of Blue Cow Software. Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course. For the three months and year ended December 31, 2024, reflects one-time processing settlements, franchise taxes and other non-income based taxes, non-recurring legal and other litigation expenses and payments made to third-parties in connection with our IT security and personnel. For the three months and year ended December 31, 2023, reflects payments made to third-parties in connection with an expansion of our personnel, franchise taxes and other non-income based taxes and one-time payments to certain partners. $MM Q4 2024 Q4 2023 FY 2024 FY 2023 Net Income (Loss) ($4.0) ($77.7) ($10.3) ($117.4) Interest (Income) (1.6) (1.3) (6.0) (2.8) Interest Expense 3.1 0.9 7.9 3.9 Depreciation and Amortization(1) 24.4 24.7 103.7 103.9 Income Tax Expense (Benefit) (0.4) (3.4) (0.6) (2.1) EBITDA $21.5 ($56.8) $94.7 ($14.6) Loss on business disposition(2) – – – 10.0 Non-cash impairment loss (3) – 75.8 – 75.8 Gain on extinguishment of debt(4) – – (13.1) – Non-cash change in fair value of assets and liabilities(5) 1.8 3.8 14.5 7.5 Share-based compensation expense(6) 5.9 5.9 25.2 22.2 Transaction expenses(7) 0.3 0.9 2.3 8.5 Restructuring and other strategic initiative costs(8) 5.5 3.4 12.5 11.9 Other non-recurring charges(9) 1.4 0.5 4.7 5.5 Adjusted EBITDA $36.5 $33.5 $140.8 $126.8

Quarterly Adjusted Net Income Reconciliation Reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. Reflects non-cash goodwill impairment loss related to the Business Payments segment. For the three months ended December 31, 2024, reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement. For the three months ended December 31, 2023, reflects the changes in management’s estimates of (i) the fair value of the liability relating to the Tax Receivable Agreement, and (ii) non-cash insurance reserve. Represents compensation expense associated with equity compensation plans. Primarily consists of (i) during the three months ended December 31, 2024, professional service fees incurred in connection with prior transactions, and (ii) during the three months ended December 31, 2023, professional service fees and other costs incurred in connection with the disposition of Blue Cow Software. Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course. For the three months ended December 31, 2024, reflects a one-time customer processing settlement, franchise taxes and other non-income based taxes, non-recurring legal and other litigation expenses and payments made to third-parties in connection with our IT security and personnel. For the three months ended December 31, 2023, reflects payments made to third-parties in connection with an expansion of our personnel, franchise taxes and other non-income based taxes and one-time payments to certain partners. Represents amortization of non-cash deferred debt issuance costs. Represents pro forma income tax adjustment effect associated with items adjusted above. ($MM) Q4 2024 Q4 2023 Net Income (Loss)   ($4.0) ($77.7) Amortization of acquisition-related intangibles(1)   18.6 21.0 Non-cash impairment loss (2)   – 75.8 Non-cash change in fair value of assets and liabilities(3)   1.8 3.8 Share-based compensation expense(4)   5.9 5.9 Transaction expenses(5)   0.3 0.9 Restructuring and other strategic initiative costs(6)   5.5 3.4 Other non-recurring charges(7)   1.4 0.5 Non-cash interest expense(8)   0.8 0.7 Pro forma taxes at effective rate(9) (8.0) (7.9) Adjusted Net Income   $22.4 $26.3

Free Cash Flow Reconciliation 2021 2022 2023 2024 Full Year $MM Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2021 2022 2023 2024 Net Cash provided by Operating Activities $4.8 $12.1 $14.6 $21.8 $13.8 $13.3 $25.3 $21.8 $20.8 $20.0 $28.0 $34.9 $24.8 $31.0 $60.1 $34.3 $53.3 $74.2 $103.6 $150.1 Capital expenditures                                   Cash paid for property and equipment (0.6) (0.3) (0.9) (0.9) (0.6) (1.3) (0.8) (0.6) (0.5) 0.4 (0.9) (0.2) (0.1) (0.5) (0.2) (0.2) (2.9) (3.2) (0.7) (1.0) Cash paid for capitalized software development costs (1) (4.6) (5.2) (5.2) (5.7) (7.0) (5.1) (8.7) (7.4) (13.2) (10.4) (13.1) (12.9) (11.0) (11.2) (11.0) (10.6) (20.6) (33.6) (50.1) (43.9) Total capital expenditures (5.2) (5.5) (6.1) (6.7) (7.6) (6.3) (9.5) (7.9) (13.7) (10.0) (14.0) (13.1) (11.1) (11.7) (11.2) (10.8) (23.5) (36.8) (50.8) (44.9) Free Cash Flow ($0.4) $6.6 $8.5 $15.2 $6.2 $7.0 $15.9 $13.9 $7.1 $10.0 $13.9 $21.8 $13.7 $19.3 $48.8 $23.5 $29.8 $37.4 $52.8 $105.2 Adjusted EBITDA $20.5 $20.4 $24.5 $27.8 $29.3 $27.6 $31.7 $35.9 $30.9 $30.3 $31.9 $33.5 $35.5 $33.7 $35.1 $36.5 $93.2 $124.5 $126.8 $140.8 Free Cash Flow Conversion(2) (2%) 32% 35% 54% 21% 25% 50% 39% 23% 33% 44% 65% 38% 57% 139% 64% 32% 30% 42% 75% Historical periods beginning Q3 2023 reflect cash paid for intangibles assets that exclude acquisition costs that are capitalized as channel relationships Represents Free Cash Flow / Adjusted EBITDA

Depreciation and Amortization Detail Note Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles $MM Q4 2024 Q4 2023 Acquisition-related intangibles $18.6 $21.0 Software 5.2 3.2 Amortization $23.8 $24.1 Depreciation 0.5 0.6 Total Depreciation and Amortization $24.4 $24.7

Q4 2024 Revenue and Gross Profit Growth Reconciliations Q4 2024 $MM Consumer Payments Business Payments Total Company Revenue Growth (7%) 76% 3% Acquisitions / (Divestitures) impact n/a n/a n/a Organic Revenue Growth (7%) 76% 3% Political Media contribution / (impact) n/a 69% 9% Organic Revenue Growth, excl. political media (7%) 7% (6%) Q4 2024 $MM Consumer Payments Business Payments Total Company Gross Profit Growth (5%) 60% 2% Acquisitions / (Divestitures) impact n/a n/a n/a Organic Gross Profit Growth (5%) 60% 2% Political Media contribution / (impact) n/a 82% 11% Organic GP Growth, excl. political media (5%) (22%) (9%)

FY2024 Revenue and Gross Profit Growth Reconciliations FY 2024 $MM Consumer Payments Business Payments Total Company Revenue Growth 2% 39% 6% Acquisitions / (Divestitures) impact (<1%) n/a (<1%) Organic Revenue Growth 2% 39% 6% Political Media contribution / (impact) n/a 35% 5% Organic Revenue Growth, excl. political media 2% 4% 1% FY 2024 $MM Consumer Payments Business Payments Total Company Gross Profit Growth 3% 40% 6% Acquisitions / (Divestitures) impact (<1%) n/a (<1%) Organic Gross Profit Growth 4% 40% 7% Political Media contribution / (impact) n/a 42% 5% Organic GP Growth, excl. political media 4% (2%) 2%

Gross Profit Growth Reconciliation 2023 2024 $MM Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Gross Profit Growth 11% 8% 3% 2% 6% 9% 7% 9% 2% 6% Acquisitions / (Divestitures) impact (2%) (4%) (6%) (6%) (4%) (2%) n/a n/a n/a (1%) Organic Gross Profit Growth 13% 12% 9% 8% 10% 11% 7% 9% 2% 7% Political Media contribution / (impact) (<1%) (2%) (3%) (5%) (3%) 1% 2% 8% 11% 5% Organic GP Growth excl. political media 13% 14% 12% 13% 13% 10% 5% 1% (9%) 2%

Historical Segment Details Note: Historical periods reflect the reclassification of revenue and gross profit between Consumer Payments and Business Payments segments 2022 2023 2024 Full Year $MM Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2022 2023 2024 Consumer Payments $61.1 $59.8 $63.0 $64.3 $69.9 $65.9 $68.7 $71.1 $76.1 $69.3 $69.2 $66.3 $248.2 $275.7 $281.0 Business Payments 8.9 9.9 11.4 12.3 8.7 9.8 9.7 9.9 9.7 10.6 15.3 17.4 42.6 38.1 52.9 Intercompany eliminations (2.4) (2.3) (2.9) (4.0) (4.1) (4.0) (4.1) (5.0) (5.1) (5.0) (5.3) (5.4) (11.6) (17.1) (20.8) Revenue $67.6 $67.4 $71.6 $72.7 $74.5 $71.8 $74.3 $76.0 $80.7 $74.9 $79.1 $78.3 $279.2 $296.6 $313.0 Consumer Payments $47.5 $46.1 $49.7 $53.1 $54.6 $51.7 $53.6 $56.2 $59.6 $55.5 $54.9 $53.1 $195.5 $216.1 $223.1 Business Payments 5.9 7.0 8.1 8.6 6.0 7.2 7.2 7.5 7.0 8.0 12.0 12.1 30.4 28.0 39.1 Intercompany eliminations (2.4) (2.3) (2.9) (4.0) (4.1) (4.0) (4.1) (5.0) (5.1) (5.0) (5.3) (5.4) (11.6) (17.1) (20.8) Gross Profit $51.0 $50.7 $54.9 $57.8 $56.6 $54.9 $56.7 $58.7 $61.5 $58.6 $61.6 $59.7 $214.4 $226.9 $241.4 Consumer Payments 77.8% 77.0% 79.0% 82.6% 78.1% 78.4% 78.0% 79.0% 78.3% 80.2% 79.3% 80.0% 78.8% 78.4% 79.4% Business Payments 66.5% 70.0% 70.4% 70.1% 69.5% 73.3% 74.1% 76.6% 72.8% 75.7% 78.5% 69.5% 71.4% 73.5% 74.0% Gross Profit Margin 75.5% 75.2% 76.8% 79.5% 75.9% 76.5% 76.3% 77.3% 76.2% 78.2% 77.8% 76.3% 76.8% 76.5% 77.1%